                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 28, 1998

CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of November 10, 1998 providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 1998-2)

                   Chase Commercial Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)

        New York                     333-48395               13-3728743
----------------------------        -----------          -------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
   of Incorporation)                  File No.)          Identification No.)

    380 Madison Avenue
    New York, New York
    ---------------------           10017-2951
    (Address of Principal           ----------
     Executive Offices)             (Zip Code)

Registrant's telephone number, including area code (212) 622-3510

    Item 5. Other Events

         The Registrant registered issuances of Commercial Mortgage
Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-48395). Pursuant to a base prospectus, dated October 28, 1998 and a prospectus supplement, subject to completion, dated October 28, 1998, the Registrant plans to issue approximately $1,151,134,170 in aggregate principal amount of its Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Through Certificates, Series 1998-2 (the "Certificates") on or about November 19, 1998. This Current Report on Form 8-K discloses the use of Computational Materials (as defined in the Kidder Peabody Acceptance Corporation I, SEC No-Action Letter, available May 24, 1994), Structural Term Sheets (as defined in the Public Securities Association, SEC No-Action Letter, available February 17, 1995 (the "PSA Letter")) and
Collateral Term Sheets (as defined in the PSA Letter) by the underwriters in connection with the offering of the Certificates. A copy of such Computational Materials, Structural Term Sheets and Collateral Term Sheets is attached hereto as Exhibit 99.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CHASE COMMERCIAL MORTGAGE
                                                      SECURITIES CORP.

                                                  By:  /s/ Michael J. Malter
                                                       ------------------------
                                                       Name:  Michael J. Malter
                                                       Title: President


    Dated:  October 29, 1998

      EXHIBIT INDEX

 EXHIBIT NO.        DESCRIPTION                 PAGE NO.
 -----------        -----------                 --------
                    Computational Materi-           5
    99              als, Structural Term
                    Sheets and Collateral
                    Term Sheets, each as
                    prepared by the underwriters
                    in connection with the
                    offering of the Certificates